UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2009

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

905 Ventura Way,

Mill Valley, California 94941
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (415) 860 5192

Suite 640, 602-12th Avenue SW
Calgary, AB Canada  T2R 1J3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 9, 2009, Mr. Robert Gosine resigned his positions as President, Chief Financial Officer, Treasurer, Secretary and as a member of the Board of Directors.  There have been no disagreements between Mr. Gosine and management of the Company on any matter relating to the registrant’s operations, policies or practices.  The Company has provided a copy of the disclosures it is making herein to Mr. Gosine and provided him with an opportunity to furnish the registrant as promptly as possible with a letter addressed to the registrant stating whether he agrees with the statements made by the registrant in response to this Item 5.02, and, if not, stating the respects in which he or she does not agree.  The Company will file any letter received as an exhibit to an amended 8K.

Effective June 9, 2009, Mr. Stephen Spalding, was appointed President, Treasurer, Secretary, Principal Financial Officer, Principal Executive Officer, Principal Accounting Officer and a member of the Board of Directors. There have been no transactions between Mr. Spalding and the Registrant during the prior fiscal year which would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Following is a brief description of Mr. Spalding’s business experience:

Stephen Spalding, age 60, is a senior corporate executive. Mr. Spalding is formerly a consultant with Grant Thorton.  Mr. Spalding is also formerly CEO, Vigilant Privacy Corporation, a private Nevada corporation, from 2003 to 2008 where he procured the firms angel round of financing and lead the organization while the company’s product was transformed from a desktop product to an enterprise security solution.  Prior to that he was a Partner, Deloitte & Touche LLP, from 1997 - 2003, responsible for their IDI Practice (Implementation, Development and Integration) Division.  He was formerly a partner at KPMG Peat Marwick LLP from 1995 – 1997, involved in Strategic Services, Enabling Technology Practice. Mr. Spalding is currently Assistant Professor, San Francisco State University, Business Systems Management and Control, Course Number 507 (Senior/Graduate Level), present. He has an MBA, in Quantitative Analysis, University of Arizona, 1974. He also has a B.S., Finance and Management, Eastern Illinois University, 1973, a B.S., Physics (solid state), Eastern Illinois University, 1969 and a B.S., Mathematics, Eastern Illinois University, 1969.  Mr. Spalding resides in Mill Valley, California

Section 8 – Other Events

Item 8.01 Other Events

Effective June 9, 2009, the Company changed its corporate address to:

905 Ventura Way,

Mill Valley, California 94941

The new phone number for the office is (415) 860 5192.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen Spalding

Stephen Spalding, President